                                                Exhibit 99.1
First Financial Bancorp Announces Third Quarter
and Year to Date 2025 Financial Results

•Earnings per diluted share of $0.75; $0.76 on an adjusted(1) basis
•Return on average assets of 1.54%; 1.55% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.02%
•Record total revenue of $234 million
•Record noninterest income of $73.5 million; $73.6 million on an adjusted(1) basis
•TCE ratio increased to 8.87%; ROATCE of 19%
•Annualized net charge-offs of 0.18%
•Obtained regulatory approval for Westfield acquisition; expected close November 1st

Cincinnati, Ohio - October 23, 2025. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2025.

For the three months ended September 30, 2025, the Company reported net income of $71.9 million, or $0.75 per diluted common share. These results compare to net income of $70.0 million, or $0.73 per diluted common share, for the second quarter of 2025. For the nine months ended September 30, 2025, First Financial had earnings per diluted share of $2.02 compared to $1.72 for the same period in 2024.

Return on average assets for the third quarter of 2025 was 1.54% while return on average tangible common equity was 19.11%(1). These compare to return on average assets of 1.52% and return on average tangible common equity of 19.61%(1) in the second quarter of 2025.

Third quarter 2025 highlights include:

•Robust net interest margin of 3.99%, or 4.02% on a fully tax-equivalent basis(1)
◦3 bp decrease from second quarter
◦1 bp increase in funding costs and 2 bp decrease in asset yields

•Record noninterest income of $73.5 million; $73.6 million on an adjusted(1) basis
◦Leasing business income remains strong at $21.0 million
◦Foreign exchange income increased 21.1% to $16.7 million
◦Other noninterest income increased $2.8 million due to higher syndication fees and higher income on other investments
•Noninterest expenses of $134.3 million, or $133.3 million as adjusted(1); 4.5% increase from linked quarter
◦Third quarter adjustments(1) include $0.1 million of tax credit investment writedowns and $0.8 million of efficiency and acquisition related costs
◦Increase driven by incentive compensation tied to record fee income
◦Efficiency ratio of 57.4%; 57.0% as adjusted(1)

•Slight decline in loan balances during the quarter
◦Average loan balances increased $11.9 million compared to second quarter while end of period loan balances decreased $71.6 million

•Average deposit growth of 4.3% on an annualized basis
◦Average deposit balances increased $157.2 million
◦Growth in brokered deposits, money markets and interest-bearing demand partially offset by a seasonal decline in public funds
____________________________________________________________________________________________

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Total Allowance for Credit Losses of $179.5 million; Total quarterly provision expense of $9.1 million
◦Loans and leases - ACL of $161.9 million; ratio to total loans of 1.38%
◦Unfunded Commitments - ACL of $17.6 million
◦Annualized net charge-offs were 18 bps of total loans; 3 bp decline from linked quarter
◦Nonperforming assets remained flat at 0.41% of total assets

•Capital ratios remain strong
◦Total capital ratio increased 34 bps to 15.32%
◦Tier 1 common equity increased 34 bps to 12.91%
◦Tangible common equity of 8.87%(1); 10.15%(1) excluding impact from AOCI
◦Tangible book value per share of $16.19(1); 5.1% increase from linked quarter

Archie Brown, President and CEO, commented on third quarter results, “The third quarter of 2025 was another outstanding quarter for First Financial. Adjusted(1) net income was $72.6 million and adjusted(1) earnings per share were $0.76, which resulted in an adjusted(1) return on assets of 1.55% and an adjusted(1) return on tangible common equity of 19.3%.”

Mr. Brown continued, “We achieved record revenue in the third quarter driven by a robust net interest margin and record noninterest income. We have successfully maintained asset yields, while moderating our funding costs, which combined to result in an industry-leading net interest margin. In addition, our diverse income streams remain a positive differentiator for us, with our adjusted(1) noninterest income representing 31% of total net revenue for the quarter.

Expenses continue to be well-managed. Excluding incentives tied to strong performance and the record fee income, total noninterest expenses were flat compared to the second quarter. Our workforce efficiency efforts continued during the period, and we have successfully reduced our full time equivalents by approximately 200, or 9%, since we began our initiative two years ago. We expect further efficiencies subsequent to the integration of our pending acquisitions.”

Mr. Brown further remarked, “Loan balances declined modestly during the quarter, falling short of our expectations. Lower production in our specialty businesses, along with a greater percentage of construction originations, which fund over time, drove the modest decline. Loan pipelines are very healthy as we enter the fourth quarter, and we expect a return to mid-single digit loan growth as we close out the year.”

Mr. Brown commented on asset quality and capital, “Asset quality metrics were stable for the third quarter. Nonperforming assets were flat as a percent of assets and annualized net charge-offs were 18 basis points, which was a slight improvement from the linked quarter.

We were very happy that our strong earnings led to the continued growth in tangible book value per share and tangible common equity during the third quarter. Tangible book value per share of $16.19 increased 5% from the linked quarter and 14% from a year ago, while tangible common equity increased 47 basis points from June 30th, to 8.87% at the end of September.”

Mr. Brown concluded, “We remain excited about our pending acquisitions and are pleased to have received formal regulatory approval for our acquisition of Westfield Bank, which is expected to close on November 1st. Our application for the acquisition of BankFinancial is in process and we anticipate closing that transaction early in the first quarter of 2026.

We are very proud of our financial performance through the first nine months of the year, which have resulted in industry leading profitability. We expect to have another strong quarter to close 2025 and build positive momentum as we head into 2026."

Full detail of the Company’s third quarter 2025 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 24, 2025 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (609) 800-9099 (U.S. toll), access code 5048068. The recording will be available until November 7, 2025. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth;

•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2025, the Company had $18.6 billion in assets, $11.7 billion in loans, $14.4 billion in deposits and $2.6 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $4.0 billion in assets under management as of September 30, 2025. The Company operated 127 full service banking centers as of September 30, 2025, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
September 30, 2025
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2025	2025	2025	2024	2024	2025	2024
RESULTS OF OPERATIONS
Net income	$71,923	$69,996	$51,293	$64,885	$52,451	$193,212	$163,945
Net earnings per share - basic	$0.76	$0.74	$0.54	$0.69	$0.56	$2.04	$1.74
Net earnings per share - diluted	$0.75	$0.73	$0.54	$0.68	$0.55	$2.02	$1.72
Dividends declared per share	$0.25	$0.24	$0.24	$0.24	$0.24	$0.73	$0.70

KEY FINANCIAL RATIOS
Return on average assets	1.54%	1.52%	1.13%	1.41%	1.17%	1.40%	1.24%
Return on average shareholders' equity	11.08%	11.16%	8.46%	10.57%	8.80%	10.26%	9.50%
Return on average tangible shareholders' equity (1)	19.11%	19.61%	15.16%	19.08%	16.29%	18.03%	18.02%

Net interest margin	3.99%	4.01%	3.84%	3.91%	4.05%	3.95%	4.05%
Net interest margin (fully tax equivalent) (1)(2)	4.02%	4.05%	3.88%	3.94%	4.08%	3.98%	4.09%

Ending shareholders' equity as a percent of ending assets	14.18%	13.73%	13.55%	13.13%	13.50%	14.18%	13.50%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	8.87%	8.40%	8.16%	7.73%	7.98%	8.87%	7.98%
Risk-weighted assets (1)	10.95%	10.44%	10.10%	9.61%	9.86%	10.95%	9.86%

Average shareholders' equity as a percent of average assets	13.87%	13.66%	13.38%	13.36%	13.28%	13.64%	13.08%
Average tangible shareholders' equity as a percent of average tangible assets (1)	8.54%	8.26%	7.94%	7.87%	7.64%	8.25%	7.35%

Book value per share	$27.48	$26.71	$26.13	$25.53	$25.66	$27.48	$25.66
Tangible book value per share (1)	$16.19	$15.40	$14.80	$14.15	$14.26	$16.19	$14.26

Common equity tier 1 ratio (3)	12.91%	12.57%	12.29%	12.16%	12.04%	12.91%	12.04%
Tier 1 ratio (3)	13.23%	12.89%	12.61%	12.48%	12.37%	13.23%	12.37%
Total capital ratio (3)	15.32%	14.98%	14.90%	14.64%	14.58%	15.32%	14.58%
Leverage ratio (3)	10.50%	10.28%	10.01%	9.98%	9.93%	10.50%	9.93%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$11,806,065	$11,792,840	$11,724,727	$11,687,886	$11,534,000	$11,774,842	$11,347,720
Investment securities	3,552,014	3,478,921	3,411,593	3,372,539	3,274,498	3,481,357	3,181,575
Interest-bearing deposits with other banks	610,074	542,815	615,812	654,251	483,880	589,546	545,402
Total earning assets	$15,968,153	$15,814,576	$15,752,132	$15,714,676	$15,292,378	$15,845,745	$15,074,697
Total assets	$18,566,188	$18,419,437	$18,368,604	$18,273,419	$17,854,191	$18,452,133	$17,630,374
Noninterest-bearing deposits	$3,124,277	$3,143,081	$3,091,037	$3,162,643	$3,106,239	$3,119,587	$3,139,939
Interest-bearing deposits	11,387,648	11,211,694	11,149,633	11,177,010	10,690,265	11,250,530	10,429,538
Total deposits	$14,511,925	$14,354,775	$14,240,670	$14,339,653	$13,796,504	$14,370,117	$13,569,477
Borrowings	$823,346	$910,573	$1,001,337	$855,083	$1,053,737	$911,100	$1,121,086
Shareholders' equity	$2,575,203	$2,515,747	$2,457,785	$2,441,045	$2,371,125	$2,516,675	$2,306,147

CREDIT QUALITY RATIOS
Allowance to ending loans	1.38%	1.34%	1.33%	1.33%	1.37%	1.38%	1.37%
Allowance to nonaccrual loans	213.18%	206.08%	261.07%	237.66%	242.72%	213.18%	242.72%
Nonaccrual loans to total loans	0.65%	0.65%	0.51%	0.56%	0.57%	0.65%	0.57%
Nonperforming assets to ending loans, plus OREO	0.65%	0.65%	0.51%	0.56%	0.57%	0.65%	0.57%
Nonperforming assets to total assets	0.41%	0.41%	0.32%	0.36%	0.36%	0.41%	0.36%
Classified assets to total assets	1.18%	1.15%	1.16%	1.21%	1.14%	1.18%	1.14%
Net charge-offs to average loans (annualized)	0.18%	0.21%	0.36%	0.40%	0.25%	0.25%	0.26%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) September 30, 2025 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2025	2024	% Change	2025	2024	% Change
Interest income
Loans and leases, including fees	$204,865	$215,433	(4.9)%	$603,488	$629,033	(4.1)%
Investment securities
Taxable	36,421	32,367	12.5%	107,065	90,958	17.7%
Tax-exempt	2,195	2,616	(16.1)%	6,632	8,412	(21.2)%
Total investment securities interest	38,616	34,983	10.4%	113,697	99,370	14.4%
Other earning assets	6,773	6,703	1.0%	19,388	22,121	(12.4)%
Total interest income	250,254	257,119	(2.7)%	736,573	750,524	(1.9)%

Interest expense
Deposits	77,766	86,554	(10.2)%	231,891	245,651	(5.6)%
Short-term borrowings	5,979	9,932	(39.8)%	19,917	32,270	(38.3)%
Long-term borrowings	6,023	5,073	18.7%	16,714	14,992	11.5%
Total interest expense	89,768	101,559	(11.6)%	268,522	292,913	(8.3)%
Net interest income	160,486	155,560	3.2%	468,051	457,611	2.3%
Provision for credit losses-loans and leases	8,612	9,930	(13.3)%	26,837	39,506	(32.1)%
Provision for credit losses-unfunded commitments	453	694	(34.7)%	730	(1,279)	(157.1)%
Net interest income after provision for credit losses	151,421	144,936	4.5%	440,484	419,384	5.0%

Noninterest income
Service charges on deposit accounts	7,829	7,547	3.7%	23,058	21,647	6.5%
Wealth management fees	7,351	6,910	6.4%	23,275	20,758	12.1%
Bankcard income	3,589	3,698	(2.9)%	10,636	10,740	(1.0)%
Client derivative fees	1,876	1,160	61.7%	5,121	3,173	61.4%
Foreign exchange income	16,666	12,048	38.3%	42,970	39,270	9.4%
Leasing business income	20,997	16,811	24.9%	60,497	48,228	25.4%
Net gains from sales of loans	6,835	5,021	36.1%	17,844	13,284	34.3%
Net gain (loss) on investment securities	(42)	(17,468)	(99.8)%	(9,748)	(22,719)	(57.1)%
Other	8,424	9,974	(15.5)%	19,018	19,333	(1.6)%
Total noninterest income	73,525	45,701	60.9%	192,671	153,714	25.3%

Noninterest expenses
Salaries and employee benefits	80,607	74,813	7.7%	230,762	224,075	3.0%
Net occupancy	6,003	5,919	1.4%	17,867	17,635	1.3%
Furniture and equipment	3,582	3,617	(1.0)%	10,836	10,951	(1.1)%
Data processing	9,591	8,857	8.3%	27,370	26,039	5.1%
Marketing	2,359	2,255	4.6%	7,114	6,822	4.3%
Communication	695	851	(18.3)%	2,188	2,462	(11.1)%
Professional services	2,314	2,303	0.5%	8,602	7,456	15.4%
Amortization of tax credit investments	112	32	250.0%	335	94	256.4%
State intangible tax	1,531	876	74.8%	3,925	2,628	49.4%
FDIC assessments	2,611	3,036	(14.0)%	8,281	8,473	(2.3)%
Intangible amortization	2,359	2,395	(1.5)%	7,076	7,092	(0.2)%
Leasing business expense	13,911	11,899	16.9%	39,868	31,781	25.4%
Other	8,594	8,906	(3.5)%	26,792	26,180	2.3%
Total noninterest expenses	134,269	125,759	6.8%	391,016	371,688	5.2%
Income before income taxes	90,677	64,878	39.8%	242,139	201,410	20.2%
Income tax expense	18,754	12,427	50.9%	48,927	37,465	30.6%
Net income	$71,923	$52,451	37.1%	$193,212	$163,945	17.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.76	$0.56		$2.04	$1.74
Net earnings per share - diluted	$0.75	$0.55		$2.02	$1.72
Dividends declared per share	$0.25	$0.24		$0.73	$0.70

Return on average assets	1.54%	1.17%		1.40%	1.24%
Return on average shareholders' equity	11.08%	8.80%		10.26%	9.50%

Interest income	$250,254	$257,119	(2.7)%	$736,573	$750,524	(1.9)%
Tax equivalent adjustment	1,248	1,362	(8.4)%	3,707	4,315	(14.1)%
Interest income - tax equivalent	251,502	258,481	(2.7)%	740,280	754,839	(1.9)%
Interest expense	89,768	101,559	(11.6)%	268,522	292,913	(8.3)%
Net interest income - tax equivalent	$161,734	$156,922	3.1%	$471,758	$461,926	2.1%

Net interest margin	3.99%	4.05%		3.95%	4.05%
Net interest margin (fully tax equivalent) (1)	4.02%	4.08%		3.98%	4.09%

Full-time equivalent employees	1,986	2,084

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2025
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$204,865	$201,460	$197,163	$603,488	1.7%
Investment securities
Taxable	36,421	36,243	34,401	107,065	0.5%
Tax-exempt	2,195	2,233	2,204	6,632	(1.7)%
Total investment securities interest	38,616	38,476	36,605	113,697	0.4%
Other earning assets	6,773	5,964	6,651	19,388	13.6%
Total interest income	250,254	245,900	240,419	736,573	1.8%

Interest expense
Deposits	77,766	75,484	78,641	231,891	3.0%
Short-term borrowings	5,979	6,393	7,545	19,917	(6.5)%
Long-term borrowings	6,023	5,754	4,937	16,714	4.7%
Total interest expense	89,768	87,631	91,123	268,522	2.4%
Net interest income	160,486	158,269	149,296	468,051	1.4%
Provision for credit losses-loans and leases	8,612	9,084	9,141	26,837	(5.2)%
Provision for credit losses-unfunded commitments	453	718	(441)	730	(36.9)%
Net interest income after provision for credit losses	151,421	148,467	140,596	440,484	2.0%

Noninterest income
Service charges on deposit accounts	7,829	7,766	7,463	23,058	0.8%
Wealth management fees	7,351	7,787	8,137	23,275	(5.6)%
Bankcard income	3,589	3,737	3,310	10,636	(4.0)%
Client derivative fees	1,876	1,674	1,571	5,121	12.1%
Foreign exchange income	16,666	13,760	12,544	42,970	21.1%
Leasing business income	20,997	20,797	18,703	60,497	1.0%
Net gains from sales of loans	6,835	6,687	4,322	17,844	2.2%
Net gain (loss) on investment securities	(42)	243	(9,949)	(9,748)	(117.3)%
Other	8,424	5,612	4,982	19,018	50.1%
Total noninterest income	73,525	68,063	51,083	192,671	8.0%

Noninterest expenses
Salaries and employee benefits	80,607	74,917	75,238	230,762	7.6%
Net occupancy	6,003	5,845	6,019	17,867	2.7%
Furniture and equipment	3,582	3,441	3,813	10,836	4.1%
Data processing	9,591	9,020	8,759	27,370	6.3%
Marketing	2,359	2,737	2,018	7,114	(13.8)%
Communication	695	681	812	2,188	2.1%
Professional services	2,314	3,549	2,739	8,602	(34.8)%
Amortization of tax credit investments	112	111	112	335	0.9%
State intangible tax	1,531	1,517	877	3,925	0.9%
FDIC assessments	2,611	2,611	3,059	8,281	0.0%
Intangible amortization	2,359	2,358	2,359	7,076	0.0%
Leasing business expense	13,911	13,155	12,802	39,868	5.7%
Other	8,594	8,729	9,469	26,792	(1.5)%
Total noninterest expenses	134,269	128,671	128,076	391,016	4.4%
Income before income taxes	90,677	87,859	63,603	242,139	3.2%
Income tax expense	18,754	17,863	12,310	48,927	5.0%
Net income	$71,923	$69,996	$51,293	$193,212	2.8%

ADDITIONAL DATA
Net earnings per share - basic	$0.76	$0.74	$0.54	$2.04
Net earnings per share - diluted	$0.75	$0.73	$0.54	$2.02
Dividends declared per share	$0.25	$0.24	$0.24	$0.73

Return on average assets	1.54%	1.52%	1.13%	1.40%
Return on average shareholders' equity	11.08%	11.16%	8.46%	10.26%

Interest income	$250,254	$245,900	$240,419	$736,573	1.8%
Tax equivalent adjustment	1,248	1,246	1,213	3,707	0.2%
Interest income - tax equivalent	251,502	247,146	241,632	740,280	1.8%
Interest expense	89,768	87,631	91,123	268,522	2.4%
Net interest income - tax equivalent	$161,734	$159,515	$150,509	$471,758	1.4%

Net interest margin	3.99%	4.01%	3.84%	3.95%
Net interest margin (fully tax equivalent) (1)	4.02%	4.05%	3.88%	3.98%

Full-time equivalent employees	1,986	2,033	2,021

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2024
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$207,508	$215,433	$211,760	$201,840	$836,541
Investment securities
Taxable	33,978	32,367	30,295	28,296	124,936
Tax-exempt	2,423	2,616	2,704	3,092	10,835
Total investment securities interest	36,401	34,983	32,999	31,388	135,771
Other earning assets	7,662	6,703	7,960	7,458	29,783
Total interest income	251,571	257,119	252,719	240,686	1,002,095

Interest expense
Deposits	85,441	86,554	83,022	76,075	331,092
Short-term borrowings	6,586	9,932	11,395	10,943	38,856
Long-term borrowings	5,145	5,073	4,991	4,928	20,137
Total interest expense	97,172	101,559	99,408	91,946	390,085
Net interest income	154,399	155,560	153,311	148,740	612,010
Provision for credit losses-loans and leases	9,705	9,930	16,157	13,419	49,211
Provision for credit losses-unfunded commitments	(273)	694	286	(2,259)	(1,552)
Net interest income after provision for credit losses	144,967	144,936	136,868	137,580	564,351

Noninterest income
Service charges on deposit accounts	7,632	7,547	7,188	6,912	29,279
Wealth management fees	7,962	6,910	7,172	6,676	28,720
Bankcard income	3,659	3,698	3,900	3,142	14,399
Client derivative fees	1,528	1,160	763	1,250	4,701
Foreign exchange income	16,794	12,048	16,787	10,435	56,064
Leasing business income	19,413	16,811	16,828	14,589	67,641
Net gains from sales of loans	4,634	5,021	4,479	3,784	17,918
Net gain (loss) on investment securities	144	(17,468)	(64)	(5,187)	(22,575)
Other	8,088	9,974	4,448	4,911	27,421
Total noninterest income	69,854	45,701	61,501	46,512	223,568

Noninterest expenses
Salaries and employee benefits	80,314	74,813	75,225	74,037	304,389
Net occupancy	5,415	5,919	5,793	5,923	23,050
Furniture and equipment	3,476	3,617	3,646	3,688	14,427
Data processing	9,139	8,857	8,877	8,305	35,178
Marketing	2,204	2,255	2,605	1,962	9,026
Communication	767	851	816	795	3,229
Professional services	6,631	2,303	2,885	2,268	14,087
Amortization of tax credit investments	14,303	32	31	31	14,397
State intangible tax	(104)	876	875	877	2,524
FDIC assessments	2,736	3,036	2,657	2,780	11,209
Intangible amortization	2,395	2,395	2,396	2,301	9,487
Leasing business expense	12,536	11,899	10,128	9,754	44,317
Other	8,095	8,906	7,640	9,634	34,275
Total noninterest expenses	147,907	125,759	123,574	122,355	519,595
Income before income taxes	66,914	64,878	74,795	61,737	268,324
Income tax expense	2,029	12,427	13,990	11,048	39,494
Net income	$64,885	$52,451	$60,805	$50,689	$228,830

ADDITIONAL DATA
Net earnings per share - basic	$0.69	$0.56	$0.64	$0.54	$2.42
Net earnings per share - diluted	$0.68	$0.55	$0.64	$0.53	$2.40
Dividends declared per share	$0.24	$0.24	$0.23	$0.23	$0.94

Return on average assets	1.41%	1.17%	1.38%	1.18%	1.29%
Return on average shareholders' equity	10.57%	8.80%	10.72%	9.00%	9.78%

Interest income	$251,571	$257,119	$252,719	$240,686	$1,002,095
Tax equivalent adjustment	1,274	1,362	1,418	1,535	5,589
Interest income - tax equivalent	252,845	258,481	254,137	242,221	1,007,684
Interest expense	97,172	101,559	99,408	91,946	390,085
Net interest income - tax equivalent	$155,673	$156,922	$154,729	$150,275	$617,599

Net interest margin	3.91%	4.05%	4.06%	4.05%	4.02%
Net interest margin (fully tax equivalent) (1)	3.94%	4.08%	4.10%	4.10%	4.05%

Full-time equivalent employees	2,064	2,084	2,144	2,116

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2025	2025	2025	2024	2024	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$174,659	$210,187	$190,610	$174,258	$190,618	(16.9)%	(8.4)%
Interest-bearing deposits with other banks	565,080	570,173	633,349	730,228	660,576	(0.9)%	(14.5)%
Investment securities available-for-sale	3,422,595	3,386,562	3,260,981	3,183,776	3,157,265	1.1%	8.4%
Investment securities held-to-maturity	71,595	72,994	76,469	76,960	77,985	(1.9)%	(8.2)%
Other investments	117,120	122,322	120,826	114,598	120,318	(4.3)%	(2.7)%
Loans held for sale	21,466	26,504	17,927	13,181	12,685	(19.0)%	69.2%
Loans and leases
Commercial and industrial	3,838,630	3,927,771	3,832,350	3,815,858	3,678,546	(2.3)%	4.4%
Lease financing	596,734	587,176	573,608	598,045	587,415	1.6%	1.6%
Construction real estate	627,960	732,777	824,775	779,446	802,264	(14.3)%	(21.7)%
Commercial real estate	4,048,370	3,961,513	3,956,880	4,061,744	4,034,820	2.2%	0.3%
Residential real estate	1,494,464	1,492,688	1,479,704	1,462,284	1,422,186	0.1%	5.1%
Home equity	935,975	903,299	872,502	849,039	825,431	3.6%	13.4%
Installment	109,764	116,598	119,672	133,051	141,270	(5.9)%	(22.3)%
Credit card	62,654	64,374	64,639	62,311	61,140	(2.7)%	2.5%
Total loans	11,714,551	11,786,196	11,724,130	11,761,778	11,553,072	(0.6)%	1.4%
Less:
Allowance for credit losses	(161,916)	(158,522)	(155,482)	(156,791)	(158,831)	2.1%	1.9%
Net loans	11,552,635	11,627,674	11,568,648	11,604,987	11,394,241	(0.6)%	1.4%
Premises and equipment	198,251	197,741	197,968	197,965	196,692	0.3%	0.8%
Operating leases	214,667	217,100	213,648	209,119	201,080	(1.1)%	6.8%
Goodwill	1,007,656	1,007,656	1,007,656	1,007,656	1,007,656	0.0%	0.0%
Other intangibles	73,797	75,458	77,002	79,291	81,547	(2.2)%	(9.5)%
Accrued interest and other assets	1,134,985	1,119,884	1,089,983	1,178,242	1,045,669	1.3%	8.5%
Total Assets	$18,554,506	$18,634,255	$18,455,067	$18,570,261	$18,146,332	(0.4)%	2.2%

LIABILITIES
Deposits
Interest-bearing demand	$2,983,132	$3,057,232	$3,004,601	$3,095,724	$2,884,971	(2.4)%	3.4%
Savings	5,029,097	4,979,124	4,886,613	4,948,768	4,710,223	1.0%	6.8%
Time	3,293,707	3,201,711	3,144,440	3,152,265	3,244,861	2.9%	1.5%
Total interest-bearing deposits	11,305,936	11,238,067	11,035,654	11,196,757	10,840,055	0.6%	4.3%
Noninterest-bearing	3,127,512	3,131,926	3,161,302	3,132,381	3,107,699	(0.1)%	0.6%
Total deposits	14,433,448	14,369,993	14,196,956	14,329,138	13,947,754	0.4%	3.5%
FHLB short-term borrowings	550,000	680,000	735,000	625,000	765,000	(19.1)%	(28.1)%
Other	45,167	4,699	64,792	130,452	46,653	861.2%	(3.2)%
Total short-term borrowings	595,167	684,699	799,792	755,452	811,653	(13.1)%	(26.7)%
Long-term debt	221,823	344,955	345,878	347,509	344,086	(35.7)%	(35.5)%
Total borrowed funds	816,990	1,029,654	1,145,670	1,102,961	1,155,739	(20.7)%	(29.3)%
Accrued interest and other liabilities	672,213	676,453	611,206	700,121	592,401	(0.6)%	13.5%
Total Liabilities	15,922,651	16,076,100	15,953,832	16,132,220	15,695,894	(1.0)%	1.4%

SHAREHOLDERS' EQUITY
Common stock	1,641,315	1,638,796	1,637,041	1,642,055	1,639,045	0.2%	0.1%
Retained earnings	1,399,577	1,351,674	1,304,636	1,276,329	1,234,375	3.5%	13.4%
Accumulated other comprehensive income (loss)	(223,000)	(246,384)	(253,888)	(289,799)	(232,262)	(9.5)%	(4.0)%
Treasury stock, at cost	(186,037)	(185,931)	(186,554)	(190,544)	(190,720)	0.1%	(2.5)%
Total Shareholders' Equity	2,631,855	2,558,155	2,501,235	2,438,041	2,450,438	2.9%	7.4%
Total Liabilities and Shareholders' Equity	$18,554,506	$18,634,255	$18,455,067	$18,570,261	$18,146,332	(0.4)%	2.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2025	2025	2025	2024	2024	2025	2024
ASSETS
Cash and due from banks	$165,210	$174,375	$164,734	$182,242	$179,321	$168,108	$185,934
Interest-bearing deposits with other banks	610,074	542,815	615,812	654,251	483,880	589,546	545,402
Investment securities	3,552,014	3,478,921	3,411,593	3,372,539	3,274,498	3,481,357	3,181,575
Loans held for sale	26,366	25,026	10,212	17,284	16,399	20,594	14,189
Loans and leases
Commercial and industrial	3,890,886	3,881,001	3,787,207	3,727,549	3,723,761	3,853,411	3,661,335
Lease financing	592,510	581,091	585,119	587,110	550,634	586,267	513,779
Construction real estate	711,011	784,028	797,100	826,936	763,779	763,731	684,136
Commercial real estate	3,993,549	3,958,730	4,018,211	4,045,347	4,059,939	3,990,073	4,102,491
Residential real estate	1,489,942	1,485,479	1,475,703	1,442,799	1,399,932	1,483,760	1,366,062
Home equity	919,368	891,761	858,153	837,863	811,265	889,985	789,101
Installment	114,058	117,724	127,192	136,927	143,102	119,610	150,811
Credit card	68,375	68,000	65,830	66,071	65,189	67,411	65,816
Total loans	11,779,699	11,767,814	11,714,515	11,670,602	11,517,601	11,754,248	11,333,531
Less:
Allowance for credit losses	(162,417)	(158,170)	(158,206)	(161,477)	(159,252)	(159,613)	(150,322)
Net loans	11,617,282	11,609,644	11,556,309	11,509,125	11,358,349	11,594,635	11,183,209
Premises and equipment	199,167	198,407	198,998	197,664	197,881	198,858	198,484
Operating leases	217,404	212,684	205,181	202,110	180,118	211,801	163,803
Goodwill	1,007,656	1,007,656	1,007,656	1,007,658	1,007,654	1,007,656	1,007,264
Other intangibles	74,448	76,076	78,220	80,486	82,619	76,234	83,764
Accrued interest and other assets	1,096,567	1,093,833	1,119,889	1,050,060	1,073,472	1,103,344	1,066,750
Total Assets	$18,566,188	$18,419,437	$18,368,604	$18,273,419	$17,854,191	$18,452,133	$17,630,374

LIABILITIES
Deposits
Interest-bearing demand	$3,036,296	$3,066,986	$3,090,526	$3,081,148	$2,914,934	$3,064,404	$2,899,707
Savings	5,054,563	5,005,526	4,918,004	4,886,784	4,694,923	4,993,198	4,571,236
Time	3,296,789	3,139,182	3,141,103	3,209,078	3,080,408	3,192,928	2,958,595
Total interest-bearing deposits	11,387,648	11,211,694	11,149,633	11,177,010	10,690,265	11,250,530	10,429,538
Noninterest-bearing	3,124,277	3,143,081	3,091,037	3,162,643	3,106,239	3,119,587	3,139,939
Total deposits	14,511,925	14,354,775	14,240,670	14,339,653	13,796,504	14,370,117	13,569,477
Federal funds purchased and securities sold
under agreements to repurchase	12,434	4,780	2,055	2,282	10,807	6,461	5,274
FHLB short-term borrowings	497,092	532,198	553,667	415,652	626,490	527,445	647,187
Other	21,519	26,226	99,378	93,298	76,859	48,756	128,112
Total short-term borrowings	531,045	563,204	655,100	511,232	714,156	582,662	780,573
Long-term debt	292,301	347,369	346,237	343,851	339,581	328,438	340,513
Total borrowed funds	823,346	910,573	1,001,337	855,083	1,053,737	911,100	1,121,086
Accrued interest and other liabilities	655,714	638,342	668,812	637,638	632,825	654,241	633,664
Total Liabilities	15,990,985	15,903,690	15,910,819	15,832,374	15,483,066	15,935,458	15,324,227

SHAREHOLDERS' EQUITY
Common stock	1,639,986	1,637,782	1,641,016	1,640,280	1,637,045	1,639,591	1,636,357
Retained earnings	1,369,069	1,322,168	1,282,300	1,249,263	1,210,924	1,324,830	1,178,518
Accumulated other comprehensive loss	(247,746)	(257,873)	(275,068)	(257,792)	(285,978)	(260,129)	(315,731)
Treasury stock, at cost	(186,106)	(186,330)	(190,463)	(190,706)	(190,866)	(187,617)	(192,997)
Total Shareholders' Equity	2,575,203	2,515,747	2,457,785	2,441,045	2,371,125	2,516,675	2,306,147
Total Liabilities and Shareholders' Equity	$18,566,188	$18,419,437	$18,368,604	$18,273,419	$17,854,191	$18,452,133	$17,630,374

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	September 30, 2025			June 30, 2025			September 30, 2024			September 30, 2025		September 30, 2024
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,552,014	$38,616	4.31%	$3,478,921	$38,476	4.44%	$3,274,498	$34,983	4.24%	$3,481,357	4.37%	$3,181,575	4.18%
Interest-bearing deposits with other banks	610,074	6,773	4.40%	542,815	5,964	4.41%	483,880	6,703	5.50%	589,546	4.40%	545,402	5.42%
Gross loans (1)	11,806,065	204,865	6.88%	11,792,840	201,460	6.85%	11,534,000	215,433	7.41%	11,774,842	6.85%	11,347,720	7.41%
Total earning assets	15,968,153	250,254	6.22%	15,814,576	245,900	6.24%	15,292,378	257,119	6.67%	15,845,745	6.21%	15,074,697	6.66%

Nonearning assets
Allowance for credit losses	(162,417)			(158,170)			(159,252)			(159,613)		(150,322)
Cash and due from banks	165,210			174,375			179,321			168,108		185,934
Accrued interest and other assets	2,595,242			2,588,656			2,541,744			2,597,893		2,520,065
Total assets	$18,566,188			$18,419,437			$17,854,191			$18,452,133		$17,630,374

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,036,296	$14,592	1.91%	$3,066,986	$14,139	1.85%	$2,914,934	$15,919	2.17%	$3,064,404	1.92%	$2,899,707	2.11%
Savings	5,054,563	30,854	2.42%	5,005,526	29,942	2.40%	4,694,923	34,220	2.89%	4,993,198	2.44%	4,571,236	2.83%
Time	3,296,789	32,320	3.89%	3,139,182	31,403	4.01%	3,080,408	36,415	4.69%	3,192,928	4.05%	2,958,595	4.66%
Total interest-bearing deposits	11,387,648	77,766	2.71%	11,211,694	75,484	2.70%	10,690,265	86,554	3.21%	11,250,530	2.76%	10,429,538	3.15%
Borrowed funds
Short-term borrowings	531,045	5,979	4.47%	563,204	6,393	4.55%	714,156	9,932	5.52%	582,662	4.57%	780,573	5.53%
Long-term debt	292,301	6,023	8.17%	347,369	5,754	6.64%	339,581	5,073	5.93%	328,438	6.80%	340,513	5.89%
Total borrowed funds	823,346	12,002	5.78%	910,573	12,147	5.35%	1,053,737	15,005	5.65%	911,100	5.38%	1,121,086	5.64%
Total interest-bearing liabilities	12,210,994	89,768	2.92%	12,122,267	87,631	2.90%	11,744,002	101,559	3.43%	12,161,630	2.95%	11,550,624	3.39%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,124,277			3,143,081			3,106,239			3,119,587		3,139,939
Other liabilities	655,714			638,342			632,825			654,241		633,664
Shareholders' equity	2,575,203			2,515,747			2,371,125			2,516,675		2,306,147
Total liabilities & shareholders' equity	$18,566,188			$18,419,437			$17,854,191			$18,452,133		$17,630,374

Net interest income	$160,486			$158,269			$155,560			$468,051		$457,611
Net interest spread			3.30%			3.34%			3.24%		3.26%		3.27%
Net interest margin			3.99%			4.01%			4.05%		3.95%		4.05%

Tax equivalent adjustment			0.03%			0.04%			0.03%		0.03%		0.04%
Net interest margin (fully tax equivalent)			4.02%			4.05%			4.08%		3.98%		4.09%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(1,066)	$1,206	$140	$616	$3,017	$3,633	$4,536	$9,791	$14,327
Interest-bearing deposits with other banks	(3)	812	809	(1,331)	1,401	70	(4,185)	1,452	(2,733)
Gross loans (2)	951	2,454	3,405	(15,289)	4,721	(10,568)	(47,436)	21,891	(25,545)
Total earning assets	(118)	4,472	4,354	(16,004)	9,139	(6,865)	(47,085)	33,134	(13,951)

Interest-bearing liabilities
Total interest-bearing deposits	$248	$2,034	$2,282	$(13,550)	$4,762	$(8,788)	$(30,682)	$16,922	$(13,760)
Borrowed funds
Short-term borrowings	(121)	(293)	(414)	(1,891)	(2,062)	(3,953)	(5,588)	(6,765)	(12,353)
Long-term debt	1,326	(1,057)	269	1,924	(974)	950	2,336	(614)	1,722
Total borrowed funds	1,205	(1,350)	(145)	33	(3,036)	(3,003)	(3,252)	(7,379)	(10,631)
Total interest-bearing liabilities	1,453	684	2,137	(13,517)	1,726	(11,791)	(33,934)	9,543	(24,391)
Net interest income (1)	$(1,571)	$3,788	$2,217	$(2,487)	$7,413	$4,926	$(13,151)	$23,591	$10,440

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2025	2025	2025	2024	2024	2025	2024
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$158,522	$155,482	$156,791	$158,831	$156,185	$156,791	$141,433
Provision for credit losses	8,612	9,084	9,141	9,705	9,930	26,837	39,506
Gross charge-offs
Commercial and industrial	2,165	4,996	8,178	4,333	5,471	15,339	10,315
Lease financing	298	606	1,454	2,831	368	2,358	561
Construction real estate	245	0	0	0	0	245	0
Commercial real estate	3,105	0	0	5,051	261	3,105	5,582
Residential real estate	0	16	0	12	60	16	131
Home equity	92	100	86	210	90	278	237
Installment	1,194	1,120	1,321	1,680	1,510	3,635	5,780
Credit card	577	489	474	492	768	1,540	2,094
Total gross charge-offs	7,676	7,327	11,513	14,609	8,528	26,516	24,700
Recoveries
Commercial and industrial	202	290	195	1,779	434	687	832
Lease financing	291	11	29	17	11	331	71
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	1,138	70	24	19	25	1,232	200
Residential real estate	58	42	24	23	22	124	83
Home equity	94	74	144	222	240	312	438
Installment	609	716	563	499	421	1,888	785
Credit card	66	80	84	305	91	230	183
Total recoveries	2,458	1,283	1,063	2,864	1,244	4,804	2,592
Total net charge-offs	5,218	6,044	10,450	11,745	7,284	21,712	22,108
Ending allowance for credit losses	$161,916	$158,522	$155,482	$156,791	$158,831	$161,916	$158,831

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.20%	0.49%	0.85%	0.27%	0.54%	0.51%	0.35%
Lease financing	0.00%	0.41%	0.99%	1.91%	0.26%	0.46%	0.13%
Construction real estate	0.14%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%
Commercial real estate	0.20%	(0.01)%	0.00%	0.49%	0.02%	0.06%	0.18%
Residential real estate	(0.02)%	(0.01)%	(0.01)%	0.00%	0.01%	(0.01)%	0.00%
Home equity	0.00%	0.01%	(0.03)%	(0.01)%	(0.07)%	(0.01)%	(0.03)%
Installment	2.03%	1.38%	2.42%	3.43%	3.03%	1.95%	4.42%
Credit card	2.97%	2.41%	2.40%	1.13%	4.13%	2.60%	3.88%
Total net charge-offs	0.18%	0.21%	0.36%	0.40%	0.25%	0.25%	0.26%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$23,832	$24,489	$7,649	$6,641	$10,703	$23,832	$10,703
Lease financing	5,885	6,243	6,487	6,227	11,632	5,885	11,632
Construction real estate	1,120	1,365	0	0	0	1,120	0
Commercial real estate	24,443	23,905	25,736	32,303	23,608	24,443	23,608
Residential real estate	16,452	16,995	16,044	16,700	14,596	16,452	14,596
Home equity	3,567	3,226	2,920	3,418	4,074	3,567	4,074
Installment	652	701	719	684	826	652	826
Total nonaccrual loans	75,951	76,924	59,555	65,973	65,439	75,951	65,439
Other real estate owned (OREO)	111	204	213	64	30	111	30
Total nonperforming assets	76,062	77,128	59,768	66,037	65,469	76,062	65,469
Accruing loans past due 90 days or more	592	714	228	361	463	592	463
Total underperforming assets	$76,654	$77,842	$59,996	$66,398	$65,932	$76,654	$65,932
Total classified assets	$218,794	$214,346	$213,351	$224,084	$206,194	$218,794	$206,194

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	213.18%	206.08%	261.07%	237.66%	242.72%	213.18%	242.72%
Total ending loans	1.38%	1.34%	1.33%	1.33%	1.37%	1.38%	1.37%
Nonaccrual loans to total loans	0.65%	0.65%	0.51%	0.56%	0.57%	0.65%	0.57%
Nonperforming assets to
Ending loans, plus OREO	0.65%	0.65%	0.51%	0.56%	0.57%	0.65%	0.57%
Total assets	0.41%	0.41%	0.32%	0.36%	0.36%	0.41%	0.36%
Classified assets to total assets	1.18%	1.15%	1.16%	1.21%	1.14%	1.18%	1.14%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2025	2025	2025	2024	2024	2025	2024
PER COMMON SHARE
Market Price
High	$26.79	$25.19	$29.04	$30.34	$28.09	$29.04	$28.09
Low	$23.55	$22.05	$24.25	$23.98	$21.70	$22.05	$20.79
Close	$25.25	$24.26	$24.98	$26.88	$25.23	$25.25	$25.23

Average shares outstanding - basic	94,889,341	94,860,428	94,645,787	94,486,838	94,473,666	94,799,411	94,377,010
Average shares outstanding - diluted	95,753,798	95,741,696	95,524,262	95,487,564	95,479,510	95,674,093	95,378,238
Ending shares outstanding	95,757,250	95,760,617	95,730,353	95,494,840	95,486,317	95,757,250	95,486,317

Total shareholders' equity	$2,631,855	$2,558,155	$2,501,235	$2,438,041	$2,450,438	$2,631,855	$2,450,438

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,828,843	$1,776,038	$1,724,134	$1,709,422	$1,661,759	$1,828,843	$1,661,759
Common equity tier 1 capital ratio	12.91%	12.57%	12.29%	12.16%	12.04%	12.91%	12.04%
Tier 1 capital	$1,874,191	$1,821,316	$1,769,357	$1,754,584	$1,706,796	$1,874,191	$1,706,796
Tier 1 ratio	13.23%	12.89%	12.61%	12.48%	12.37%	13.23%	12.37%
Total capital	$2,170,521	$2,116,180	$2,090,211	$2,057,877	$2,012,349	$2,170,521	$2,012,349
Total capital ratio	15.32%	14.98%	14.90%	14.64%	14.58%	15.32%	14.58%
Total capital in excess of minimum requirement	$683,203	$632,563	$617,347	$581,659	$563,273	$683,203	$563,273
Total risk-weighted assets	$14,164,934	$14,129,683	$14,027,274	$14,059,215	$13,800,728	$14,164,934	$13,800,728
Leverage ratio	10.50%	10.28%	10.01%	9.98%	9.93%	10.50%	9.93%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.18%	13.73%	13.55%	13.13%	13.50%	14.18%	13.50%
Ending tangible shareholders' equity to ending tangible assets (1)	8.87%	8.40%	8.16%	7.73%	7.98%	8.87%	7.98%
Average shareholders' equity to average assets	13.87%	13.66%	13.38%	13.36%	13.28%	13.64%	13.08%
Average tangible shareholders' equity to average tangible assets (1)	8.54%	8.26%	7.94%	7.87%	7.64%	8.25%	7.35%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable